SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 12, 2004

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

115 South Main Street, Jersey Shore, PA		17740
(Address of principal executive offices)		(Zip Code)

(570) 398-2213
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits

(c)   Exhibits:

The following exhibit is filed herewith:

99.1   Press Release, dated January 12, 2004, of Penns Woods Bancorp, Inc. regarding year end 2003 results.

Item 12.   Results of Operations and Financial Condition

On January 12, 2004, Penns Woods Bancorp, Inc. issued a press release discussing year end 2003 results.  The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: January 12, 2004

	By:	/s/ Sonya E. Scott
Sonya E. Scott
Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated January 12, 2004, of Penns Woods Bancorp, Inc.